                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)     November 12, 1996
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


United States of America                 0-16337                  51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware           19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020


                                         Page 1 of 83
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             8.40% Credit Card Certificates Series 1991-D,
             6.25% Asset Backed Certificates Series 1992-E,
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Asset Backed
             Certificates Series 1993-G, Floating Rate
             Credit Card Certificates Series 1993-H, Floating Rate Asset Backed Certificates Series 1994-I, Floating
             Rate Asset Backed Certificates Series 1994-J, Floating Rate Credit Card Certificates Series 1994-K, 7.15% Credit Card Certificates Series 1994-L, Floating Rate Credit Card Certificates Series 1995-M, Floating Rate Credit Card Certificates Series 1995-N, Floating Rate Credit Card Certificates Series 1995-O, Floating Rate Credit Card Certificates Series 1995-P and Floating Rate Credit Card Certificates Series 1996-Q.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 8.40% Credit Card
             Certificates Series 1991-D.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28E.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-G.

       28F.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-I.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28M.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28N.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28O.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-Q. (Due Period Ending: October, 1996)

       28P.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-Q. (Due Period Ending: September, 1996)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: November 12, 1996      By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  8.40% Credit Card
                  Certificates Series 1991-D,
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Asset Backed
                  Certificates Series 1993-G, Floating
                  Rate Credit Card Certificates Series
                  1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-I,
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit
                  Card Certificates Series 1994-K,
                  7.15% Credit Card Certificates Series
                  1994-L, Floating Rate Credit Card
                  Certificates Series 1995-M, Floating
                  Rate Credit Card Certificates Series
                  1995-N, Floating Rate Credit Card
                  Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P and Floating Rate Credit Card
                  Certificates Series 1996-Q.

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 8.40% Credit Card
                  Certificates Series 1991-D.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28D.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28E.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-G.

  28F.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1993-H.

  28G.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-I.

  28H.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-J.

  28I.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1994-K.

  28J.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 7.15% Credit Card
                  Certificates Series 1994-L.

  28K.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-M.

  28L.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-N.

  28M.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-O.

  28N.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-P.

  28O.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-Q.
                  (Due Period Ending: October, 1996)

  28P.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1996-Q.
                  (Due Period Ending: September, 1996)

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                               November 7, 1996

              ---------------------------------------------------



The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing
      Agreement.

  2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
      Agreement.

  3.  The undersigned are Servicing Officers.

  4.  The aggregate amount of Collections
      processed for the Due Period for this
      Distribution Date was equal to . . . .                  $3,596,878,151.15

  5.  (a)  The aggregate amount of such Collections
      allocated to Principal Receivables for the
      Due Period for this Distribution Date was
      equal to . . . . . . . . . . . . . . . .                $3,371,288,186.56

      (b)  The aggregate amount of such Collections
      allocated to Finance Charge Receivables for the
      Due Period for this Distribution Date was
      equal to . . . . . . . . . . . . . . . .                  $225,589,964.59


  6.  The aggregate Interchange Amount, (which
      will be included as Finance Charge Receivables
      for all Series), for this distribution
      date was equal to. . . . . . . . . . . .                   $39,531,733.41



  7.  The Invested Percentage of Collections
      allocated to Principal Receivables
      for the Due Period was equal to for:
      Series 1991-D . . . . . . . . . . . . . .                           6.318%
      Series 1992-E . . . . . . . . . . . . . .                           6.318%
      Series 1993-F . . . . . . . . . . . . . .                           4.423%
      Series 1993-G . . . . . . . . . . . . . .                           1.895%
      Series 1993-H . . . . . . . . . . . . . .                           4.423%
      Series 1994-I . . . . . . . . . . . . . .                           3.159%
      Series 1994-J . . . . . . . . . . . . . .                           3.159%
      Series 1994-K . . . . . . . . . . . . . .                           3.159%
      Series 1994-L . . . . . . . . . . . . . .                           3.159%
      Series 1995-M . . . . . . . . . . . . . .                           3.610%
      Series 1995-N . . . . . . . . . . . . . .                           3.610%
      Series 1995-O . . . . . . . . . . . . . .                           3.610%
      Series 1995-P . . . . . . . . . . . . . .                           3.610%
      Series 1996-Q . . . . . . . . . . . . . .                           6.498%



  8.  The Invested Percentage of Collections
      allocated to Finance Charge Receivables for
      the Due Period was equal to for:
      Series 1991-D . . . . . . . . . . . . . .                           1.053%
      Series 1992-E . . . . . . . . . . . . . .                           6.318%
      Series 1993-F . . . . . . . . . . . . . .                           4.423%
      Series 1993-G . . . . . . . . . . . . . .                           0.316%
      Series 1993-H . . . . . . . . . . . . . .                           4.423%
      Series 1994-I . . . . . . . . . . . . . .                           3.159%
      Series 1994-J . . . . . . . . . . . . . .                           3.159%
      Series 1994-K . . . . . . . . . . . . . .                           3.159%
      Series 1994-L . . . . . . . . . . . . . .                           3.159%
      Series 1995-M . . . . . . . . . . . . . .                           3.610%
      Series 1995-N . . . . . . . . . . . . . .                           3.610%
      Series 1995-O . . . . . . . . . . . . . .                           3.610%
      Series 1995-P . . . . . . . . . . . . . .                           3.610%
      Series 1996-Q . . . . . . . . . . . . . .                           6.498%

  9.  The Invested Percentage with respect to
      the Investor Default Amount for
      the Due Period was equal to for:
      Series 1991-D . . . . . . . . . . . . . .                           1.053%
      Series 1992-E . . . . . . . . . . . . . .                           6.318%
      Series 1993-F . . . . . . . . . . . . . .                           4.423%
      Series 1993-G . . . . . . . . . . . . . .                           0.316%
      Series 1993-H . . . . . . . . . . . . . .                           4.423%
      Series 1994-I . . . . . . . . . . . . . .                           3.159%
      Series 1994-J . . . . . . . . . . . . . .                           3.159%
      Series 1994-K . . . . . . . . . . . . . .                           3.159%
      Series 1994-L . . . . . . . . . . . . . .                           3.159%
      Series 1995-M . . . . . . . . . . . . . .                           3.610%
      Series 1995-N . . . . . . . . . . . . . .                           3.610%
      Series 1995-O . . . . . . . . . . . . . .                           3.610%
      Series 1995-P . . . . . . . . . . . . . .                           3.610%
      Series 1996-Q . . . . . . . . . . . . . .                           6.498%

  10. The aggregate amount of drawings or payments,
      if any, under the Enhancement, if any,
      required to be made on the next succeeding
      Distribution Date is equal to for:
      Series 1991-D . . . . . . . . . . . . . .                           $0.00
      Series 1992-E . . . . . . . . . . . . . .                           $0.00
      Series 1993-F . . . . . . . . . . . . . .                           $0.00
      Series 1993-G . . . . . . . . . . . . . .                           $0.00
      Series 1993-H . . . . . . . . . . . . . .                           $0.00
      Series 1994-I . . . . . . . . . . . . . .                           $0.00
      Series 1994-J . . . . . . . . . . . . . .                           $0.00
      Series 1994-K . . . . . . . . . . . . . .                           $0.00
      Series 1994-L . . . . . . . . . . . . . .                           $0.00
      Series 1995-M . . . . . . . . . . . . . .                           $0.00
      Series 1995-N . . . . . . . . . . . . . .                           $0.00
      Series 1995-O . . . . . . . . . . . . . .                           $0.00
      Series 1995-P . . . . . . . . . . . . . .                           $0.00
      Series 1996-Q . . . . . . . . . . . . . .                           $0.00

  11. The amount of interest due on the Cash
      Collateral Account loan, if applicable,
      required to be paid on the next Distribution
      Date is equal to for:
      Series 1991-D . . . . . . . . . . . . . .                           $0.00
      Series 1992-E . . . . . . . . . . . . . .                      $56,916.85
      Series 1993-F . . . . . . . . . . . . . .                      $38,791.67
      Series 1993-G . . . . . . . . . . . . . .                         $584.46
      Series 1993-H . . . . . . . . . . . . . .                      $41,446.33
      Series 1994-I . . . . . . . . . . . . . .                      $24,174.37
      Series 1994-J . . . . . . . . . . . . . .                      $25,508.66
      Series 1994-K . . . . . . . . . . . . . .                      $25,474.73
      Series 1994-L . . . . . . . . . . . . . .                      $17,468.27
      Series 1995-M . . . . . . . . . . . . . .                           $0.00
      Series 1995-N . . . . . . . . . . . . . .                           $0.00
      Series 1995-O . . . . . . . . . . . . . .                           $0.00
      Series 1995-P . . . . . . . . . . . . . .                           $0.00
      Series 1996-Q . . . . . . . . . . . . . .                           $0.00

  12. The amount of Monthly Servicing Fee
      required to be paid on the next succeeding
      Distribution Date is equal to for:
      Series 1991-D . . . . . . . . . . . . . .                   $277,777.78
      Series 1992-E . . . . . . . . . . . . . .                 $1,666,666.67
      Series 1993-F . . . . . . . . . . . . . .                 $1,225,000.00
      Series 1993-G . . . . . . . . . . . . . .                    $87,500.00
      Series 1993-H . . . . . . . . . . . . . .                 $1,166,666.67
      Series 1994-I . . . . . . . . . . . . . .                   $833,333.33
      Series 1994-J . . . . . . . . . . . . . .                   $833,333.33
      Series 1994-K . . . . . . . . . . . . . .                   $833,333.33
      Series 1994-L . . . . . . . . . . . . . .                   $833,333.33
      Series 1995-M . . . . . . . . . . . . . .                   $952,380.96
      Series 1995-N . . . . . . . . . . . . . .                   $952,380.96
      Series 1995-O . . . . . . . . . . . . . .                   $952,380.96
      Series 1995-P . . . . . . . . . . . . . .                   $952,380.96
      Series 1996-Q . . . . . . . . . . . . . .                 $2,057,142.85  *


  13. The aggregate amount payable to Investor
      Certificateholders on the succeeding
      Distribution Date in respect of interest
      is equal to for:
      Series 1991-D . . . . . . . . . . . . . .                 $1,166,666.67
      Series 1992-E . . . . . . . . . . . . . .                 $5,208,333.33
      Series 1993-F . . . . . . . . . . . . . .                 $3,420,763.89
      Series 1993-G . . . . . . . . . . . . . .                   $239,173.61
      Series 1993-H . . . . . . . . . . . . . .                 $3,360,486.11
      Series 1994-I . . . . . . . . . . . . . .                 $2,387,430.56
      Series 1994-J . . . . . . . . . . . . . .                 $2,408,958.34
      Series 1994-K . . . . . . . . . . . . . .                 $2,394,965.28
      Series 1994-L . . . . . . . . . . . . . .                 $2,979,166.67
      Series 1995-M . . . . . . . . . . . . . .                 $2,776,559.29
      Series 1995-N . . . . . . . . . . . . . .                 $2,739,488.46
      Series 1995-O . . . . . . . . . . . . . .                 $2,778,389.14
      Series 1995-P . . . . . . . . . . . . . .                 $2,751,018.11
      Series 1996-Q . . . . . . . . . . . . . .                 $8,144,542.43  *

  14. The aggregate amount payable to Investor
      Certificateholders on the succeeding
      Distribution Date in respect of principal
      is equal to for:
      Series 1991-D . . . . . . . . . . . . . .                  $83,333,333.34
      Series 1992-E . . . . . . . . . . . . . .                           $0.00
      Series 1993-F . . . . . . . . . . . . . .                           $0.00
      Series 1993-G . . . . . . . . . . . . . .                  $25,000,000.00
      Series 1993-H . . . . . . . . . . . . . .                           $0.00
      Series 1994-I . . . . . . . . . . . . . .                           $0.00
      Series 1994-J . . . . . . . . . . . . . .                           $0.00
      Series 1994-K . . . . . . . . . . . . . .                           $0.00
      Series 1994-L . . . . . . . . . . . . . .                           $0.00
      Series 1995-M . . . . . . . . . . . . . .                           $0.00
      Series 1995-N . . . . . . . . . . . . . .                           $0.00
      Series 1995-O . . . . . . . . . . . . . .                           $0.00
      Series 1995-P . . . . . . . . . . . . . .                           $0.00
      Series 1996-Q . . . . . . . . . . . . . .                           $0.00

      * Includes amounts from September 25, 1996 Closing Date to
        November 15, 1996 Distribution Date.

  15. The excess, if any, of the First Chicago Amount
      over the Aggregate Principal Receivables
      required to be maintained pursuant to the
      Agreement . . . . . . . . . . . . . . . .               $6,813,838,107.03

  16. The First Chicago Amount for the Due
      Period divided by Aggregate Principal
      Receivables for the Due Period . . . . . . . . .                   49.893%

  17. The Minimum First Chicago Interest
      Percentage . . . . . . . . . . . . . . . . . . .                    7.000%

  18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

  19. As of the date hereof, to the best
      knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

  20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

  21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

  22. During the preceding calendar month, the number of newly - originated Accounts was 40,016.


      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer



                                  By: /s/ Michael J. Sheahan
                                      --------------------------------------
                                                  Servicing Officer


                                  By: /s/ Charlotte Drevant
                                      --------------------------------------
                                                   Servicing Officer

                                                                     EXHIBIT 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1991-D
                                  November 7, 1996

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1991-D Supplement dated as of June 1, 1991 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).

     1.  The total amount of the distribution to
         Series 1991-D  Certificateholders on the
         Payment Date per $1,000 interest. . . .           $84.500

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the  Series 1991-D  Certificates,
         per $1,000 interest . . . . . . . . . .           $83.333

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Series 1991-D  Certificates, per $1,000
         interest. . . . . . . . . . . . . . . .            $1.167

 B.  Information Regarding the Performance of the Trust.

     1.  Collections of Receivables.

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.       $402,470,491.28

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1991-D  Certificates. . . . .       $215,785,217.17

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1991-D
         Certificates, per $1,000 interest. . . .              $215.785

     2.  Receivables in Trust.

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by
         the Exchangeable Seller's Certificate
         and by the Investor Certificates of
         all Series). . . . . . . . . . . . . . .    $15,828,123,824.03

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1991-D
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .        $166,666,666.60

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1991-D  Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                  1.053%

     d.  The Invested Percentage with respect
         to Principal Receivables for the
         Series 1991-D  Certificates for the
         Due Period with respect to the
         current Distribution Date . . . . . . .                  6.318%

3.   Delinquent Balances.

     The aggregate amount of outstanding
     balances in the Accounts which were 30
     or more days delinquent as of the end of
     the Due Period for the current Distribution
     Date. . . . . . . . . . . . . . .              $917,019,968.05

4.   Investor Default Amount.

     The aggregate amount of all Defaulted
     Receivables written off as uncollectible
     during the Due Period with respect
     to the current Distribution Date
     allocable to the Series 1991-D
     Certificates (the "Investor Default
     Amount"). . . . . . . . . . . . .                $1,112,035.77

5.   Investor Charge-Offs.

a.   The amount of the Investor Charge-Offs
     per $1,000 interest after reimbursement
     of any such Investor Charge-Offs for the
     Due Period with respect to the current
     Distribution Date . . . . . . . . .                     $0.000

b.   The amount attributable to Investor Charge-Offs,
     if any, by which the principal balance of
     the Series 1991-D Certificates exceeds
     the Invested Amount as of the end of the
     day on the Record Date with respect
     to the current Distribution Date. .                      $0.00

6.   Monthly Servicing Fee.

     The amount of the Monthly Servicing
     Fee payable by the Trust to the Servicer
     for the current Distribution Date .                $277,777.78

7.   Available Cash Collateral Amount.

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount") . . . . .                      $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account (the "Available
     Cash Collateral Amount") as of the end
     of the day on the current Distribution
     Date, after giving effect to all
     withdrawals, deposits and payments to be
     made in respect of the preceding Due
     Period . . . . . . . . . . . . . . .            $30,000,000.00

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the Series 1991-D
         Certificates as of such Due Period . . .                18.000%

C.   The Pool Factor.

         The Pool Factor (which represents the ratio
         of the amount of the Invested Amount
         on the last day of the month ending on
         the Record Date adjusted for Investor
         Charge-Offs set forth in B.5.a. above and for
         the distributions of principal set forth in A.2
         above to the amount of the Full Invested
         Amount).  The amount of a Certificateholder's
         pro rata share of the Invested Amount can be
         determined by multiplying the original
         denomination of the holder's Certificate by
         the Pool Factor . . . . . . . . . . . .             8.33333333%

D.    Deficit Controlled Amortization Amount.

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Michael J. Sheahan
                                        -------------------------

                                      Title:      Vice President

                                                                     EXHIBIT 28C

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1992-E  Certificateholders on the
                 Payment Date per $1,000 interest. . . .                  $5.208

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1992-E  Certificates,
                 per $1,000 interest . . . . . . . . . .                  $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1992-E  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                  $5.208

          B. Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1992-E  Certificates. . . . .        $16,750,039.42

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1992-E
                 Certificates, per $1,000 interest. . . .               $16.750

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by
                 the Exchangeable Seller's Certificate
                 and by the Investor Certificates of
                 all Series) . . . . . . . . . . . . . .     $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1992-E
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .      $1,000,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1992-E  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  6.318%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1992-E  Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  6.318%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $917,019,968.05

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1992-E
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $6,672,214.61

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1992-E  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

                 The amount of the Monthly Servicing
                 Fee payable by the Trust to the Servicer
                 for the current Distribution Date .             $1,666,666.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .          $120,000,000.00

   c.  The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1992-E
       Certificates as of such Due Period . . .                  12.000%

C. The Pool Factor.

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions of
       principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor . .         100.00000000%

D. Deficit Controlled Amortization Amount.

   1.  The Deficit Controlled Amortization Amount
       for the preceding Due Period. . . . . .                    $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Michael J. Sheahan
                                             -------------------------------

                                      Title:         Vice President

                                                                     EXHIBIT 28D

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                               November 7, 1996

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).

     1.  The total amount of the distribution to
         Series 1993-F  Certificateholders on the
         Payment Date per $1,000 interest. . . . .                  $4.887

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the  Series 1993-F  Certificates,
         per $1,000 interest . . . . . . . . . . . . .              $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Series 1993-F  Certificates, per $1,000
         interest. . . . . . . . . . . . . . . . . .                $4.887

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $402,470,491.28

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1993-F  Certificates. . . . .        $10,791,694.26

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1993-F
        Certificates, per $1,000 interest. . . .               $15.417

    d.  Excess Principal Collections allocated in
        respect of the Series 1993-F Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,828,123,824.03

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1993-F
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $700,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1993-F  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  4.423%

    d.  The Invested Percentage with respect
        to Principal Receivables for the
        Series 1993-F  Certificates for the
        Due Period with respect to the
        current Distribution Date . . . . . . .                  4.423%

    e.  The Pre-Allocated Invested Amount for
        the Due period with respect to the
        current Distribution Date . . . . . . .                  $0.00

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . .            $917,019,968.05

4.  Investor Default Amount.

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1993-F
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . .              $4,670,550.22

5.  Investor Charge-Offs.

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . .                   $0.000

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1993-F  Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date. .                    $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date . . .              $291,666.67

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current
    Distribution Date . . . . . . . . .              $933,333.33

7.  Available Cash Collateral Amount.

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .           $91,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1993-F
        Certificates as of such Due Period . . .               13.000%

C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .      100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Michael J. Sheahan
                                         -----------------------------
                                      Title:         Vice President

                                                                     EXHIBIT 28E

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-G
                               November 7, 1996

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-G Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1993-G  Certificateholders on the
        Payment Date per $1,000 interest. . . .           $84.131

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1993-G  Certificates,
        per $1,000 interest . . . . . . . . . .           $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993-G  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .            $0.797

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-G  Certificates. . . . .        $64,668,898.58

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-G
                 Certificates, per $1,000 interest. . . .              $215.563

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-G Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-G
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .         $50,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-G  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  0.316%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-G  Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  1.895%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $917,019,968.05

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-G
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .                $333,610.73

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-G  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $20,833.33

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $66,666.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .            $9,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-G
                 Certificates as of such Due Period . . .                18.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .         8.33333333%

         D.  Deficit Controlled Amortization Amount.

             1.  The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By        /s/ Michael J Sheahan
                                        ----------------------------------
                                      Title:       Vice President

                                                                     EXHIBIT 28F


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                               November 7, 1996

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1993-H  Certificateholders on the
        Payment Date per $1,000 interest. . . .                          $4.801

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1993-H  Certificates,
        per $1,000 interest . . . . . . . . . .                          $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993-H  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $4.801

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.                $402,470,491.28

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1993-H  Certificates. . . . .                 $10,995,860.92

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1993-H
        Certificates, per $1,000 interest. . . .                        $15.708

    d.  Excess Principal Collections allocated in
        respect of the Series 1993-H Certificates,
        if any. . . . . . . . . . . . . . . . . .                         $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)             $15,828,123,824.03

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1993-H
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 $700,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1993-H  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                           4.423%

    d.  The Invested Percentage with respect
        to Principal Receivables for the
        Series 1993-H  Certificates for the
        Due Period with respect to the
        current Distribution Date . . . . . . .                           4.423%

    e.  The Pre-Allocated Invested Amount for
        the Due period with respect to the
        current Distribution Date . . . . . . .                           $0.00

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .                       $917,019,968.05

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1993-H
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .                         $4,670,550.22

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                              $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1993-H  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                               $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .                         $437,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .                         $729,166.67

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .                     $91,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1993-H
        Certificates as of such Due Period . . .                         13.000%

C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .                100.00000000%

D.  Deficit Controlled Amortization Amount.

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period. . . . . .                            $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Michael J. Sheahan
                                         -----------------------------

                                      Title:         Vice President

                                                                     EXHIBIT 28G




                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

               ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-I
                               November 7, 1996

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-I Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-I  Certificateholders on the
        Payment Date per $1,000 interest. . . .                          $4.775

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-I  Certificates,
        per $1,000 interest . . . . . . . . . .                          $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-I  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $4.775

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.                $402,470,491.28

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-I  Certificates. . . . .                  $7,854,186.37

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-I
        Certificates, per $1,000 interest. . . .                        $15.708

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-I Certificates,
        if any. . . . . . . . . . . . . . . . . .                         $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-I Certificates,
        if any. . . . . . . . . . . . . . . . . .                         $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).            $15,828,123,824.03

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-I
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-I  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                           3.159%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-I
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .                        3.159%

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .                       $917,019,968.05

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1994-I
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .                         $3,336,107.30

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                              $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994-I  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                               $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .                         $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .                         $520,833.33

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                               $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .                     $62,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-I
        Certificates as of such Due Period . . .                         12.500%

C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .                100.00000000%

D.  Deficit Controlled Amortization Amount.

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period. . . . . .                            $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Michael J. Sheahan
                                         --------------------------------

                                      Title:         Vice President

                                                                     EXHIBIT 28H

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                               November 7, 1996

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution (Stated on the Basis of $1000 Original Principal Amount).

     1.  The total amount of the distribution
     to Series 1994-J Certificateholders on
     the Payment Date per $1,000 interest. . . .                   $4.818

     2.  The amount of the distribution set forth
     in paragraph 1 above in respect of
     principal on the Series 1994-J  Certificates,
     per $1,000 interest . . . . . . . . . .                       $0.000

     3.  The amount of the distribution set forth in
     paragraph 1 above in respect of interest on
     the Series 1994-J Certificates, per $1,000
     interest. . . . . . . . . . . . . . . .                       $4.818

B.   Information Regarding the Performance of the Trust.

     1.  Collections of Receivables.

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series .........      $402,470,491.28

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1994-J Certificates ..................        $7,854,186.37

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1994-J
         Certificates, per $1,000 interest ...............              $15.708

     d.  Excess Finance Charge Collections allocated
         in respect of the Series 1994-J Certificates,
         if any ..........................................                $0.00

     e.  Excess Principal Collections allocated in
         respect of the Series 1994-J Certificates,
         if any ..........................................                $0.00

     2.  Receivables in Trust.

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series) ........   $15,828,123,824.03

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1994-J
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date ...............................      $500,000,000.00

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1994-J Certificates for the Due
         Period with respect to the current
         Distribution Date ...............................                3.159%

     d.  The Invested Percentage with respect to
         Principal Receivables for the Series 1994-J
         Certificates for the Due Period with respect
         to the current Distribution Date ................                3.159%

     3.  Delinquent Balances.

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date ............................................      $917,019,968.05

     4.  Investor Default Amount.

         The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1994-J
         Certificates (the "Investor Default
         Amount") ........................................        $3,336,107.30

     5.  Investor Charge-Offs.

     a.  The amount of the Investor Charge-Offs
         per $1,000 interest after reimbursement
         of any such Investor Charge-Offs for the
         Due Period with respect to the current
         Distribution Date ...............................               $0.000

     b.  The amount attributable to Investor Charge-Offs,
         if any, by which the principal balance of
         the Series 1994-J  Certificates exceeds
         the Invested Amount as of the end of the
         day on the Record Date with respect
         to the current Distribution Date ................                $0.00

     6.  Monthly Servicing Fee.

     a.  The amount of the Monthly Servicing Fee
         payable from Available Funds by the
         Trust to the Servicer with respect to
         the current Distribution Date ...................          $312,500.00

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current
         Distribution Date ...............................          $520,833.33


     7.  Available Cash Collateral Amount.

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount") .......................                $0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account (the "Available
         Cash Collateral Amount") as of the end
         of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made in respect of the preceding Due
         Period ..........................................       $65,000,000.00

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the Series 1994-J
         Certificates as of such Due Period ..............               13.000%

C.   The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Investor Charge-Offs set forth
         in B.5.a. above and for the distributions of
         principal set forth in A.2 above to the
         Initial Invested Amount). The amount of a
         Certificateholder's pro rata share of the
         Invested Amount can be determined by multi-
         plying the original denomination of the
         holder's Certificate by the Pool Factor .........         100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period ....................                $0.00


                                 FCC NATIONAL BANK,
                                 Servicer



                                 By     /s/ Michael J. Sheahan
                                        -------------------------
                                 Title:         Vice President

                                                                     EXHIBIT 28I


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-K
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-K  Certificateholders on the
                 Payment Date per $1,000 interest. . . .         $4.790

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-K  Certificates,
                 per $1,000 interest . . . . . . . . . .         $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .         $4.790

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K  Certificates. . . . .         $7,854,186.37

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest. . . .               $15.708

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.159%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.159%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $917,019,968.05

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,336,107.30

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period . . .                14.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By          /s/ Michael J. Sheahan
                                          _______________________________

                                      Title:         Vice President

                                                                     EXHIBIT 28J


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-L
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L  Certificateholders on the
                 Payment Date per $1,000 interest. . . .         $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-L  Certificates,
                 per $1,000 interest . . . . . . . . . .         $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L  Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .         $5.958

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L  Certificates. . . . .         $7,854,186.37

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .               $15.708

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.159%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.159%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .            $917,019,968.05

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .              $3,336,107.30

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                   $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                    $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .              $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .              $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . .                11.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By         /s/ Michael J. Sheahan
                                              ------------------------------

                                      Title:         Vice President

                                                                     EXHIBIT 28K




                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-M
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest..............   $4.842

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest...........................   $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest......................................   $4.842

B.  Information Regarding the Performance of the Trust.


    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.........   $402,470,491.28

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-M Certificates..................     $8,976,213.01

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..........     $7,854,186.37

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...............           $15.708

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...............................     $2,862,030.77

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates............................             $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-M Certificates, if any..............             $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-M Certificates, if any..............             $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)....... $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.610%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.610%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $917,019,968.05

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,812,694.07

             b.  The Class A Investor Default Amount. .           $3,336,107.30

             c.  The Collateral Investor Default Amount.            $476,586.77

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dis-
                 tribution Date . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

         C. The Pool Factor.


                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                                 /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     EXHIBIT 28L

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-N
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest..................    $4.773

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest................................   $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest...........................................   $4.773

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-N  Certificates. . . . .         $8,976,213.01

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $7,854,186.37

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $15.708

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,896,475.21

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-N Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-N Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-N
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-N  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.610%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-N
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.610%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $917,019,968.05

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-N
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,812,694.07

             b.  The Class A Investor Default Amount. .           $3,336,107.30

             c.  The Collateral Investor Default Amount.            $476,586.77

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.


             1.  The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By       /s/ Michael J. Sheahan
                                           _______________________________

                                      Title:         Vice President

                                                                     EXHIBIT 28M


                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-O
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .          $4.833

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .          $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .          $4.833

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-O  Certificates. . . . .         $8,976,213.01

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $7,854,186.37

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $15.708

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,866,336.32

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-O Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.610%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.610%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $917,019,968.05

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,812,694.07

             b.  The Class A Investor Default Amount. .           $3,336,107.30

             c.  The Collateral Investor Default Amount.            $476,586.77

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

         C.  The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.

             1. The Deficit Controlled Amortization Amount
                for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By          /s/ Michael J. Sheahan
                                             _______________________________

                                      Title:         Vice President

                                                                     EXHIBIT 28N

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-P
                                  November 7, 1996

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.790

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.790

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $402,470,491.28

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-P  Certificates. . . . .         $8,976,213.01

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . .       $7,854,186.37

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $15.708

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $2,887,864.10

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-P Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-P
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-P  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.610%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-P
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.610%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $917,019,968.05

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-P
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $3,812,694.07

             b.  The Class A Investor Default Amount. .           $3,336,107.30

             c.  The Collateral Investor Default Amount.            $476,586.77

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                    $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .          $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .         $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .         $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .       $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .        $77,142,858.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor .....................................      100.00000000%


         D.  Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period...............              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ MICHAEL SHEAHAN
                                        --------------------------------

                                      Title:         Vice President

                                                                     EXHIBIT 28O

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-Q
                         Due Period Ending: October, 1996

               ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest. . . .                     $4.747

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the  Class A Certificates,
         per $1,000 interest . . . . . . . . . .                     $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000
         interest. . . . . . . . . . . . . . . .                     $4.747

* Payments at the November 15, 1996 Distribution Date include activity from the Due Periods Ending September and October, 1996. For information related to September activity, see Certificateholder's Payment Date Statement for Due Period Ending September, 1996.

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.              $402,470,491.28

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-Q  Certificates. . . . .               $16,157,183.41

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .           $14,137,535.48

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .                      $15.708

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .                $5,236,905.37

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                        $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-Q Certificates, if any . . .                        $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-Q Certificates, if any . . .                        $0.00


     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).          $15,828,123,824.03

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-Q
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .      $1,028,571,429.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $900,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-Q  Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  6.498%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-Q
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  6.498%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $917,019,968.05

4.  Investor Default Amount.


a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1996-Q
    Certificates (the "Investor Default
    Amount")........................................ $6,862,849.31

b.  The Class A Investor Default Amount............. $6,004,993.15

c.  The Collateral Investor Default Amount..........   $857,856.16

5.  Investor Charge-Offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date...........................................          $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date............................................         $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date ...........................................         $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date ...........................................   $642,857.14

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date ..........................................  $1,071,428.57

7.  Available Cash Collateral Amount.


a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") ..................           $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date) ............  $10,285,714.00

c.  The amount as computed in 7.b as a
    percentage of the Class A Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dist-
    ribution Date ..............................           1.143%


8.  Collateral Invested Amount.


a.  The Collateral Invested Amount for the
    current Distribution Date .................. $128,571,429.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date .........................  $128,571,429.00


9.  Total Enhancement.


a.  The total Enhancement for the current
    Distribution Date .........................  $138,857,143.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date ......................................  $138,857,143.00

 C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ MICHAEL SHEAHAN
                                        ---------------------------

                                      Title:   Vice President

                                                                     EXHIBIT 28P

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

        ---------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                      Due Period Ending: September, 1996

       ----------------------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date, per $1,000 interest. . . . . .                $3.128

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of principal
         on the Class A Certificates,
         per $1,000 interest. . . . . . . . . . . . .                $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000
         interest. . . . . . . . . . . . . . . . . . .               $3.128

* Payments at the November 15, 1996 Distribution Date include activity from the Due Periods Ending September and October, 1996

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Collection of Receivables.
        --------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.     $399,610,942.98

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-Q Certificates..........      $11,569,236.84

     c. The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..      $10,123,082.24

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest......              $11.248

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date......................        $4,808,222.67

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates...................                $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-Q Certificates, if any.....                $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-Q Certificates, if any.....                $0.00



     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by the Investor Certificates of all Series). $15,719,769,776.61

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1996-Q
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date ............................   $1,028,571,429.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date ....................     $900,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1996-Q Certificates for the Due
    Period with respect to the current
    Distribution Date ............................               6.543%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1996-Q
    Certificates for the Due Period with respect
    to the current Distribution Date .............               6.543%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date ............................              87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date ............................              87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date ............................              12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date ............................              12.500%


3.  Delinquent Balances.
    --------------------

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date .........................................     $905,576,681.01

4.  Investor Default Amount.
    ------------------------

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible
    during the Due Period with respect
    to the current Distribution Date
    allocable to the Series 1996-Q
    Certificates (the "Investor Default
    Amount"). . . . . . . . . . . . . . . . .          $4,362,791.70

b.  The Class A Investor Default Amount. . .           $3,817,442.74

c.  The Collateral Investor Default Amount. .            $545,348.96

5.  Investor Charge-Offs.
    ---------------------

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . . .                  $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . . .                  $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . . .                  $0.00

6.  Monthly Servicing Fee.
    ----------------------

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . . .            $128,571.43

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date. . . . . . . . . . . . . . . . . . .            $214,285.71

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount") .................                $0.00

b.  The amount available to be withdrawn from
    the Cash Collateral Account as of the
    end of the day on the current Distribution
    Date, after giving effect to all with-
    drawals, deposits and payments to be
    made on such Distribution Date (the
    "Available Cash Collateral Amount"
    for the next Distribution Date) ...........       $10,285,714.00

c.  The amount as computed in 7.b as a
    percentage of the Class A Invested
    Amount after giving effect to all re-
    ductions thereof on the current Dis-
    tribution Date ............................                1.143%

8.  Collateral Invested Amount.
    ---------------------------

a.  The Collateral Invested Amount for the
    current Distribution Date .................      $128,571,429.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date .........................      $128,571,429.00

9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date .........................      $138,857,143.00

b.  The total Enhancement after giving ef-
    fect to all withdrawals, deposits and
    payments on the current Distribution
    Date ......................................      $138,857,143.00

c.  The Pool Factor.
    ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor ............................................  100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period .......................        $0.00


                                       FCC NATIONAL BANK,
                                       Servicer



                                       By  /s/ MICHAEL J. SHEAHAN
                                          ---------------------------------

                                       Title:       Vice President